                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          INTERSTATE HOTELS CORPORATION
                (Name of Registrant as Specified In Its Charter)

                  SHANER HOTEL GROUP LIMITED PARTNERSHIP
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the file is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing
     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date filed:

          ----------------------------------------------------------------------

Filed by Shaner Hotel Group Limited Partnership
Pursuant to Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company:  Interstate Hotels Corporation



         Shaner Hotel Group has filed a preliminary proxy statement dated April 23, 2002, with the Securities and Exchange Commission for the solicitation of proxies for Interstate's 2002 annual meeting of stockholders, should one be held, and will file with the Commission and will furnish to stockholders a definitive proxy statement for that meeting should one be held. Stockholders should read the preliminary proxy statement, as well as the definitive proxy statement if and when it becomes available, because they contain important information. Any proxy solicitation by Shaner Hotel Group will be made only by a written definitive proxy statement filed with the Commission should one be filed.
         Shaner Hotel Group's preliminary proxy statement filed with the Commission contains important information about Shaner, certain of its executive officers, the directors and certain executive officers of its general partner, and Shaner Hotel Group's proposed nominees for election as directors, each of whom may be deemed to be a participant in a solicitation by Shaner Hotel Group of proxies for Interstate's 2002 annual meeting of stockholders, should one be held, and includes a description of their direct and indirect interest in the matters to be acted upon at that meeting should one be held. Stockholders may obtain free copies of the preliminary proxy statement, and the definitive proxy statement if and when available, at the Commission's web site at http://www.sec.gov. Stockholders may also obtain free copies of these documents from (1) N.S. Taylor & Associates, Inc., 15 North Street, Second Floor, Dover-Foxcroft, Maine 04426, toll-free telephone number 866.470.4500, or (2) Shaner Hotel Group Limited Partnership, 1965 Waddle Road, State College, Pennsylvania 16803, telephone number 814.234.4460.

         Shaner Hotel Group filed with the Securities and Exchange Commission on June 13, 2002, the following Amendment No. 2 to its Schedule 13D.

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 13D/A
                    Under the Securities Exchange Act of 1934
                                (Amendment No. 2)


                          INTERSTATE HOTELS CORPORATION
                                (Name of Issuer)


Class A Common Stock, $0.01 par value per share                   46088R108
         (Title of class of securities)                         (CUSIP number)


                                 Lance T. Shaner
                                1965 Waddle Road
                        State College, Pennsylvania 16803
                                 (814) 234-4460
            (Name, address and telephone number of person authorized
                     to receive notices and communications)


                                 With a copy to:

                           Leo A. Keevican, Jr., Esq.
                                DKW Law Group, PC
                              USX Tower, 58th Floor
                                600 Grant Street
                         Pittsburgh, Pennsylvania 15219
                                 (412) 355-2600


                                  May 31, 2002
             (Date of event which requires filing of this statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of 'SS''SS'240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. [ ]


================================================================================



                                Page 1 of 6 Pages

                         AMENDMENT NO. 2 TO SCHEDULE 13D

--------------------------------------------------------------------------------
CUSIP No. 46088R108
--------------------------------------------------------------------------------

1. Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).

                  Shaner Hotel Group Limited Partnership
                  25-1778539
--------------------------------------------------------------------------------
2.   Check the Appropriate Box if a Member of a Group (See Instructions)

         (a)  ..................................................................

         (b)  ..................................................................
--------------------------------------------------------------------------------
3.   SEC Use Only ..............................................................

--------------------------------------------------------------------------------
4.   Source of Funds (See Instructions)  WC

--------------------------------------------------------------------------------
5.   Check if Disclosure of Legal Proceedings is Required Pursuant to Items
     2(d) or 2(e) ..............................................................

--------------------------------------------------------------------------------
6.   Citizenship or Place of Organization  Delaware

--------------------------------------------------------------------------------
Number of                  7.       Sole Voting Power         327,500
Shares                     -----------------------------------------------------
Beneficially               8.       Shared Voting Power           -0-
Owned by Each              -----------------------------------------------------
Reporting                  9.       Sole Dispositive Power    327,500
Person With                -----------------------------------------------------
                           10.      Shared Dispositive Power      -0-
--------------------------------------------------------------------------------
11.  Aggregate Amount Beneficially Owned by Each Reporting Person  327,500

--------------------------------------------------------------------------------
12.  Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See
     Instructions)..............................................................

--------------------------------------------------------------------------------
13.      Percent of Class Represented by Amount in Row (11)  5.97%

--------------------------------------------------------------------------------
14.      Type of Reporting Person (See Instructions)  PN

--------------------------------------------------------------------------------


                               Page 2 of 6 Pages

         This Amendment No. 2 amends and supplements the Reporting Person's statement of beneficial ownership on Schedule 13D dated January 4, 2002, and amended on May 1, 2002 (as amended "Schedule 13D/A"), and relates to shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), of Interstate Hotels Corporation (the "Issuer").

ITEM 4.  PURPOSE OF TRANSACTION

         The Reporting Person's tender offer expired by its terms on May 31, 2002. The Reporting Person's offer was subject to two principal conditions, among other conditions, relating (1) to a minimum number of shares of Class A Common Stock being tendered by the expiration date of the offer, and (2) to the preferred stock purchase rights issued under the Issuer's Shareholders Rights Agreement being redeemed by the Issuer's Board of Directors or the Reporting Person being satisfied in its reasonable judgment that those rights were invalid or otherwise inapplicable to the offer. As of the close of business on the expiration date, neither one of those conditions had been satisfied and the Reporting Person had not waived them. The Reporting Person therefore did not purchase any shares of Class A Common Stock tendered into its offer and instructed the depositary for the offer to promptly return all tendered shares to the tendering shareholders.

         On May 2, 2002, the Issuer and MeriStar Hotels & Resorts, Inc., a Delaware corporation headquartered in Washington, D.C. ("MeriStar"), jointly announced that they had signed a definitive agreement to merge. In the announcement they stated that the combined company would be named Interstate Hotels Corporation, would be headquartered in Washington, D.C., and would maintain a significant operating presence in Pittsburgh, Pennsylvania. The companies also stated that the transaction would be a tax-free, stock-for-stock merger of the Issuer into MeriStar in which the Issuer's shareholders would receive 4.6 shares of the surviving company's common stock for each share of the Issuer's common stock outstanding on the merger date. The companies indicated in the announcement that the consummation of the merger is subject to various conditions, including U.S. antitrust clearance and the approvals of the shareholders of both companies. The completion of the merger is also subject to the listing on the New York Stock Exchange of the combined company's common stock to be issued to the Issuer's shareholders. The Issuer and MeriStar anticipate that the merger will be consummated in July, August, or September, 2002. The contractual deadline for the completion of the merger is October 31, 2002.

         On June 4, 2002, MeriStar filed with the Securities and Exchange Commission its Registration Statement on SEC Form S-4. That document contains MeriStar's prospectus for its shares of common stock to be used in the merger along with a preliminary joint proxy statement to be used by both MeriStar and the Issuer to solicit proxies for their separate shareholder meetings. MeriStar's shareholder meeting will be an annual meeting covering issues relating to the merger as well as issues appropriate to an annual meeting of shareholders. The Issuer's meeting will be a special meeting relating to approval for the merger. The preliminary joint proxy statement indicates that if the merger is not consummated, the Issuer will hold its 2002 annual meeting of shareholders. The preliminary statement does not give dates for either meeting. On June 4, 2002, the Issuer incorporated the preliminary joint proxy statement and prospectus by reference into its filing with the Commission on Schedule 14A.



                                Page 3 of 6 Pages

         The Reporting Person intends to actively monitor progress on the Issuer-MeriStar transaction and to continue to evaluate the business and operations of the Issuer. The plans of the Reporting Person may change in the future depending upon developments and it may take such future actions as it considers appropriate under the circumstances. The Reporting Person may take one or more of the following actions from time-to-time: (i) acquire additional shares of Class A Common Stock, or of other shares of the Issuer's capital stock, subject to availability at favorable prices, in the open market, in privately negotiated transactions, or otherwise; (ii) dispose of shares of Class A Common Stock at favorable prices in the open market, in privately negotiated transactions, or otherwise, including pursuant to the proposed merger between the Issuer and MeriStar; (iii) make a new tender offer for shares of Class A Common Stock of the Issuer; (iv) make a new proposal for a business relationship with the Issuer; and/or (v) assess whether it is desirable or possible for the Reporting Person to acquire sufficient additional shares of Class A Common Stock, or other shares of the Issuer's capital stock, in order for the Reporting Person to have control of the Issuer or to otherwise influence the management and policies of the Issuer.

ITEM 7.  MATERIAL TO BE FILED AS EXHIBITS

Exhibit No.      Title
----------       -----
(3)              Schedule TO-T/A dated June 3, 2002, filed by the Reporting
                 Person (incorporated by reference to Shaner Hotel Group's
                 Amendment No. 5 to its Schedule TO-T filed on June 3, 2002).



            [The remainder of this page is intentionally left blank.]



                               Page 4 of 6 Pages

                                   SIGNATURES


         After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated:  June 12, 2002


                                SHANER HOTEL GROUP LIMITED PARTNERSHIP

                                By: SHANER OPERATING CORP., Its General Partner


                                By: /s/ Lance T. Shaner
                                    --------------------------------------------
                                    Lance T. Shaner, Chairman of the Board and
                                    Vice President



                                Page 5 of 6 Pages

                                  EXHIBIT INDEX


Exhibit No.      Title
-----------      ------
(1)              Schedule TO-T/A dated April 22, 2002, filed by the Reporting
                 Person (incorporated by reference to Shaner Hotel Group's
                 Amendment No. 2 to its Schedule TO-T filed on April 23, 2002).*

(2)              Schedule PREC14A dated April 23, 2002, filed by the Reporting
                 Person (incorporated by reference to Shaner Hotel Group's
                 Preliminary Proxy Statement on Schedule 14A filed on April 24,
                 2002).*

(3)              Schedule TO-T/A dated June 3, 2002, filed by the Reporting
                 Person (incorporated by reference to Shaner Hotel Group's
                 Amendment No. 5 to its Schedule TO-T filed on June 3, 2002).


------------------
*Previously filed.




                                Page 6 of 6 Pages


                           STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.................................   'SS'